                                                                    EXHIBIT 99.2

                                                                [EXECUTION COPY]

                                  ASSIGNMENT OF
                   MORTGAGE LOAN SALE AND SERVICING AGREEMENT


               THIS ASSIGNMENT (the "Assignment"), dated November 24, 1998, is hereby executed by and among NATIONSBANC MORTGAGE CAPITAL CORPORATION, a North Carolina corporation (the "Assignor"), NATIONSBANC MORTGAGE CORPORATION, a Texas corporation (the "Company"), and NATIONSBANC MONTGOMERY FUNDING CORP., a Delaware corporation (the "Assignee").

                                   WITNESSETH:

               WHEREAS, the Assignor desires to sell to the Assignee, and the Assignee desires to purchase from the Assignor, the mortgage loans (the "Mortgage Loans") listed on Exhibit A hereto (the "Mortgage Loan Schedule"); and

               WHEREAS, the Assignor purchased the Mortgage Loans from the Company pursuant to the provisions of the Mortgage Loan Sale and Servicing Agreement (as it relates to the Mortgage Loans, the "Sale Agreement"), dated November 23, 1998, between the Company and the Assignor, a copy of which is attached hereto as Exhibit B; and

               WHEREAS, the Company, the Assignor and the Assignee desire to provide for the conveyance of the Mortgage Loans and the assignment of the Sale Agreement to the Assignee;

               NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Assignor and the Assignee agree as follows:

               1. Certain Defined Terms. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Sale Agreement.

               2. Assignment, Assumption and Release. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor hereby grants, transfers and assigns to the Assignee all of the right, title and interest of the Assignor, as "Purchaser," in, to and under the Sale Agreement and the Mortgage Loans. The Assignee hereby assumes all of the Assignor's right, title, interest and obligations with respect to the Mortgage Loans and the Sale Agreement from and after the date hereof. The Assignor is hereby relieved and released of all of its obligations under the Sale Agreement from and after the date hereof.

               3. Sale Agreement. The Company and the Assignor warrant and represent that attached hereto as Exhibit B is a true, accurate and complete copy of the Sale Agreement, which

Sale Agreement is in full force and effect as of the date hereof and which has not been amended or modified in any respect nor has any notice of termination been given thereunder.

               4. Assignor Warranties. The Assignor warrants and represents to, and covenants with, the Assignee that:

                              (a) The Assignor is the lawful owner of the
               Mortgage Loans with the full right to transfer the Mortgage Loans and the Sale Agreement free from any and all claims and encumbrances whatsoever.

                              (b) The Assignor has not received notice of, and
               has no knowledge of, any offsets, counterclaims or other defenses available to the Company with respect to the Sale Agreement.

                              (c) The Assignor has not waived or agreed to any
               waiver under, or agreed to any amendment or other modification of, the Sale Agreement or the Mortgage Loans, including without limitation the transfer of the servicing obligations under the Sale Agreement. The Assignor has no knowledge of, and has not received notice of, with respect to the Mortgage Loans, any waivers under or amendments or other modifications of, or assignments of rights or obligations under, or defaults under, the Sale Agreement.

                              (d) The Assignor is a corporation duly organized,
               validly existing and in good standing under the laws of North Carolina, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans.

                              (e) The Assignor has full corporate power and
               authority to execute, deliver and perform under this Assignment, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignor of this Assignment, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignor. This Assignment has been duly executed and delivered by the Assignor and constitutes the valid and legally binding obligation of the Assignor enforceable against the Assignor in accordance with its respective terms.

                              (f) No material consent, approval, order or
               authorization of, of declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignor in connection with the execution, delivery or performance by the Assignor of this Assignment, or the consummation by it of the transactions contemplated hereby.

               5. Assignee Warranties and Covenants. The Assignee warrants and represents to, and covenants with, the Assignor and the Company that:

                              (a) The Assignee is a corporation duly organized,
               validly existing and in good standing under the laws of Delaware, and has all requisite corporate power and authority to acquire, own and purchase the Mortgage Loans.

                              (b) The Assignee has full corporate power and
               authority to execute, deliver and perform under this Assignment, and to consummate the transactions set forth herein. The execution, delivery and performance of the Assignee of this Assignment, and the consummation by it of the transactions contemplated hereby, have been duly authorized by all necessary corporate action of the Assignee. This Assignment has been duly executed and delivered by the Assignee and constitutes the valid and legally binding obligation of the Assignee enforceable against the Assignee in accordance with its respective terms.

                              (c) No material consent, approval, order or
               authorization of, of declaration, filing or registration with, any governmental entity is required to be obtained or made by the Assignee in connection with the execution, delivery or performance by the Assignee of this Assignment, or the consummation by it of the transactions contemplated hereby.

                              (d) The Assignee agrees to be bound, as
               "Purchaser," by all the terms, covenants and conditions of the Sale Agreement and the Mortgage Loans, and from and after the date hereof, the Assignee assumes, for the benefit of each of the Company and the Assignor, the Assignor's obligations as Purchaser thereunder.

               6. Recognition of Assignee and Assigns. From and after the date hereof, the Company shall recognize the Assignee as the owner of the Mortgage Loans, having the status and rights of "Purchaser" under the Sale Agreement. The Company acknowledges that, in order to effect a securitization of the Mortgage Loans, the Assignee intends to transfer the Mortgage Loans to a trust fund (the "Trust Fund"). From and after the date of any such transfer, the Company shall recognize the Trust Fund as the owner of the Mortgage Loans, having the status and rights of "Purchaser" under the Sale Agreement. The Company further acknowledges that such Trust Fund shall be an intended third-party beneficiary of this Assignment and of the Sale Agreement, having the right to enforce directly against the Company the provisions hereof and thereof.

               7. Ratification of Sale Agreement. Except as expressly set forth herein, all terms and provisions of the Sale Agreement are hereby ratified, affirmed and remain in full force and effect unmodified hereby.

               8. Successors and Assigns. The provisions of this Assignment shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto.

               9. Counterparts. This Assignment may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

               10. Governing Law. EXCEPT TO THE EXTENT PREEMPTED BY FEDERAL LAW, THIS ASSIGNMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN

ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS OF NEW YORK OR ANY OTHER JURISDICTION.

               11. Amendment. This Agreement may be amended from time to time by written agreement signed by the parties hereto.

               12. Survival. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Sale Agreement by (a) the Assignor to the Assignee and (b) by the Assignee to the Trust Fund as contemplated in
Section 6 above.

               13. Intention of the Parties. It is the intention of the parties that the Assignee is purchasing, and the Assignor is selling, the Mortgage Loans and not a debt instrument of the Assignor or another security. Accordingly, the parties hereto each intend to treat the transaction for federal income tax purposes as a sale by the Assignor, and a purchase by the Assignee, of the Mortgage Loans.

               It is not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Assignor or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant by the Assignor to the Assignee of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

               IN WITNESS WHEREOF, the parties have caused this Assignment to be executed by their duly authorized officers as of this 24th day of November, 1998.


                                   NATIONSBANC MORTGAGE CAPITAL CORPORATION, as Assignor



                                   By: /s/ John T. McCarthy
                                       ----------------------------------
                                   Name: John T. McCarthy
                                         --------------------------------
                                   Title: Senior Vice President
                                          -------------------------------




                                   NATIONSBANC MONTGOMERY FUNDING CORP.,
                                   as Assignee



                                   By: /s/ Robert J. Perret
                                       ----------------------------------
                                   Name: Robert J. Perret
                                         --------------------------------
                                   Title: Senior Vice President
                                          -------------------------------



                                   NATIONSBANC MORTGAGE CORPORATION,
                                   as the Company



                                   By: /s/ Thomas W. Neary
                                       ----------------------------------
                                   Name: Thomas W. Neary
                                         --------------------------------
                                   Title: Senior Vice President
                                          -------------------------------

                                    EXHIBIT A



                             MORTGAGE LOAN SCHEDULE

                                    EXHIBIT B



               COPY OF MORTGAGE LOAN SALE AND SERVICING AGREEMENT